                                                              EXECUTION VERSION

                                                                  EXHIBIT 10.10
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                                WARRANT AGREEMENT


                                 by and between


                          WORLDWIDE XCEED GROUP, INC.,

                                       and

                              SPHERION CORPORATION

                    ----------------------------------------

                          Dated as of November 15, 2000
                    ----------------------------------------





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

                                TABLE OF CONTENTS


                                                                                                 Page
1.      GRANT.....................................................................................1

2.      WARRANT CERTIFICATES......................................................................1

3.      EXERCISE OF WARRANT.......................................................................1

4.      ISSUANCE OF CERTIFICATES..................................................................2

5.      PRICE.....................................................................................3
   5.1    INITIAL AND ADJUSTED EXERCISE PRICES....................................................3
   5.2    EXERCISE PRICE..........................................................................3

6.      REGISTRATION RIGHTS.......................................................................3
   6.1    REGISTRATION UNDER THE SECURITIES ACT OF 1933...........................................3
   6.2    REGISTRABLE SECURITIES..................................................................3
   6.3    PIGGYBACK REGISTRATION..................................................................3
   6.4    S-3 REGISTRATION........................................................................4
   6.5    COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION...................................5
   6.6    REPORTS UNDER THE 1934 ACT..............................................................6
   6.7    ASSIGNMENT OF REGISTRATION RIGHTS.......................................................7
   6.8    LIMITATIONS ON SUBSEQUENT SUPERIOR REGISTRATION RIGHTS..................................7
   6.9    EXPENSES OF REGISTRATION................................................................7
   6.10   INDEMNIFICATION.........................................................................7
   6.11   ASSIGNMENT OF REGISTRATION RIGHTS......................................................10
   6.12   "MARKET STAND-OFF" AGREEMENT...........................................................10

7.      ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SECURITIES...................................10
   7.1    SUBDIVISION AND COMBINATION............................................................11
   7.2    ADJUSTMENT IN NUMBER OF SECURITIES.....................................................11
   7.3    RECLASSIFICATION, CONSOLIDATION, MERGER, ETC...........................................11
   7.4    NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES.......................................11
   7.5    DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES...............11
   7.6    SUBSCRIPTION RIGHTS FOR SHARES OF COMMON STOCK OR OTHER SECURITIES.....................12
   7.7    ISSUANCE OF SECURITIES BELOW FAIR MARKET VALUE.........................................12

8.      EXTRAORDINARY CORPORATE EVENTS...........................................................12

9.      EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.........................................13

10.     ELIMINATION OF FRACTIONAL INTERESTS......................................................13

11.     RESERVATION AND LISTING OF SECURITIES....................................................13

12.     NOTICES TO WARRANT HOLDERS...............................................................13

13.     NOTICES..................................................................................14

14.     SUPPLEMENTS AND AMENDMENTS...............................................................15

15.     SUCCESSORS...............................................................................16

                                       i


16.     GOVERNING LAW............................................................................16

17.     BENEFITS OF THIS AGREEMENT...............................................................16

18.     COUNTERPARTS.............................................................................16

                                EXHIBITS

EXHIBIT A                       Definitions

EXHIBIT B                       Warrant Certificate

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT dated as of November 15, 2000 by and between WORLDWIDE XCEED GROUP, INC., a Delaware corporation (the "COMPANY"), and SPHERION CORPORATION, a Delaware corporation (hereinafter referred to as "SPHERION").

                              W I T N E S S E T H:
         WHEREAS, the Company proposes to issue to Spherion warrants ("WARRANTS") to purchase up to 3,500,000 shares (the "SHARES") of common stock of the Company, par value $0.01 per share (the "COMMON STOCK"); and

         WHEREAS, Spherion and the Company desire to enter into a Revolving Credit Agreement (the "REVOLVING CREDIT AGREEMENT") dated the date hereof, whereby Spherion shall make available to the Company a revolving credit facility in the aggregate principal amount of up to $5,000,000; and

         WHEREAS, in consideration for and as a condition to Spherion entering into the Revolving Credit Agreement, the Company has agreed to issue to Spherion the Warrants. All capitalized terms used but not defined herein shall have the meanings set forth in EXHIBIT A hereto.

         NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       GRANT.

         Spherion, and/or its designees are hereby granted the right to purchase, at any time from November 15, 2000 until 5:00 P.M., New York time, on November 15, 2005 (the "WARRANT EXERCISE TERM"), up to 3,500,000 fully-paid and non assessable Shares at an initial exercise price (subject to adjustment as provided in Section 7 hereof) of $1.6875 per share.

         2.       WARRANT CERTIFICATES.

         The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in EXHIBIT B hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

         3.       EXERCISE OF WARRANT.

         The Warrants initially are exercisable at a price of $1.6875 per share of Common Stock purchased, payable (I) in cash or (II) by wire transfer if immediately available funds to an account designated in writing by the Company or (III) by check to the order of the Company, or (IV) any combination of cash, wire transfer, or check, subject to adjustment as provided in Section 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's principal offices in New York (currently located at 223 Broadway, New York, New York, 10279) the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Shares). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

         4.       ISSUANCE OF CERTIFICATES.

         Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within three business days thereafter) and such certificates shall (subject to the provisions of this
Section 4) be issued in the name of, or in such names as may be directed by, the Holder thereof. The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Company, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Certificates representing the Shares shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         Upon exercise, in part or in whole, of the Warrants, certificates representing the Shares (the "WARRANT SECURITIES"), shall bear a legend substantially similar to the following:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), nor any state securities laws and may not be offered or sold except (I) pursuant to an effective registration statement under the Act and applicable state securities laws,
                  (II) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities) or (III) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act or applicable state securities laws is available."

         5.       PRICE.

                  5.1 INITIAL AND ADJUSTED EXERCISE PRICES. The initial exercise price of each Warrant shall be $1.6875 per Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Section 7 hereof.

                  5.2 EXERCISE PRICE. The term "EXERCISE PRICE" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         6.       REGISTRATION RIGHTS.

                  6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1933. Neither the Warrants nor the Shares have been registered for purposes of public distribution under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  6.2 REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; PROVIDED, HOWEVER, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination,
(i) that it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for subsequent public distribution of such security pursuant to Rule 144 under the Securities Act (or any successor provision), or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "REGISTRABLE SECURITY." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "REGISTRABLE SECURITY" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 6.

                  6.3 PIGGYBACK REGISTRATION. If, at any time after the date hereof, the Company proposes to prepare and file any new registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than pursuant to Form S-4 or Form S-8 or successor form) (for purposes of this Section 6, collectively, the "REGISTRATION STATEMENT"), it will give written notice of its intention to do so ("NOTICE"), at least twenty (20) business days prior to the filing of each such Registration Statement, to all Holders of the Warrants and the Registrable Securities. Upon the written request of such a Holder (a "REQUESTING HOLDER"), made within twenty (20) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense (including the expense of the Holder's counsel) and at no cost or expense to the Requesting Holders (other than underwriting discounts and commissions); PROVIDED, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed without materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register.

         If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reason and in the manner set forth above) the aggregate number of Registrable Securities to be offered by Requesting Holders pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Requesting Holders) as the original number of Registrable Securities proposed to be sold by the Requesting Holders bears to the total original number of securities proposed to be offered by the Requesting Holders and the other selling security holders. Notwithstanding anything to the contrary contained herein, the number of Registrable Securities to be included in any registration pursuant to this Section 6.3 shall be subject to the contractual rights granted on or prior to the date hereof by the Company to any other holder of its securities.

                  6.4 S-3 REGISTRATION. (a) Any Holder of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 6.3 hereof), exercisable by written notice to the Company (the "S-3 REGISTRATION REQUEST"), to have the Company prepare and file with the Securities and Exchange Commission (the "COMMISSION"), at the sole expense of the Company (excluding any underwriting or selling commissions but including the fees and expenses of the Holder's counsel), a Form S-3 Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Holder) in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Registrable Securities by the Holders thereof until the later of (i) the sale of all of the Registrable Securities or (ii) nine (9) consecutive months; provided that the Company shall not be obligated to file such Form S-3 Registration Statement if (x) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000 or (y) two Form S-3 Registration Statements filed pursuant to S-3 Registration Requests have been declared effective by the Commission within the preceding twelve months.

                          (b) The Company covenants and agrees to give written
notice of any S-3 Registration Request to all Holders of the Registrable Securities within ten (10) days from the date of the Company's receipt of any such S-3 Registration Request. After receiving notice from the Company as provided in this Section 6.4(b), Holders of Registrable Securities may request the Company to include their Registrable Securities in the Registration Statement to be filed pursuant to Section 6.4(a) hereof by notifying the Company of their decision to have such securities included within ten (10) days of their receipt of the Company's notice.

                           (c) Notwithstanding  the foregoing,  if the Company
shall inform the Holders requesting the filing of a registration statement pursuant to this Section 6.4 that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve (12) month period.

                  6.5 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

                           (a) In connection  with any  registration  under
Section 6.3 or 6.4 hereof, the Company shall file the Registration Statement as expeditiously as possible and shall use its best efforts to have any such Registration Statement declared effective at the earliest possible time, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested.

                           (b) The Company will take all necessary action which
may be required in qualifying or registering the Registrable Securities included in a Registration Statement, for offering and sale under the securities or blue sky laws of such states as are requested by the Holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (c) The Company shall indemnify any Holder of the
Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls such Holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement.

                           (d) Each of the Holders holding securities included
in any registration, shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.4.

                           (e) Any Holder of Registrable Securities to be sold
pursuant to a registration statement, and its successors and assigns, shall severally, and not jointly, indemnify, the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, or its successors or assigns, for specific inclusion in such Registration Statement.

                  6.6 REPORTS UNDER THE 1934 ACT. With a view to making available to Spherion the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit Spherion to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to:

                           (a) make and keep available public information
concerning the Company, as those terms are understood and defined in the Commission's Rule 144, at all times;

                           (b) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                           (c) furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                           (d) in the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                           (e) notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                           (f) file with the Commission in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act.

                  6.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by Spherion, provided: (a) the Company is, as soon as practicable after such transfer, furnished with written notice of the name and address of such assignee and the securities with respect to which such registration rights are being assigned; and (b) such assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

                  6.8 LIMITATIONS ON SUBSEQUENT SUPERIOR REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include securities of such Holder in any registration filed under this
Section 6 hereof in priority to the rights of the holders of the Registrable Securities granted hereunder.

                  6.9 EXPENSES OF REGISTRATION. All expenses (other than underwriting discounts and commissions, which shall be paid by the participating Holders) incurred in connection with registrations, filings or qualifications pursuant to this Section 6, including (without limitation) all registration, filing and qualification fees, printers' fees and fees and disbursements of accountants and counsel for the Company and one counsel for the Holders shall be borne by the Company.

                  6.10 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Section 6:

                           (a) To the extent  permitted by law, the Company will
indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (I) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (II) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (III) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 6.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                           (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 6.10(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 6.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

               (c)  Promptly after receipt by an indemnified party under this
Section 6.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.10.

               (d) If the indemnification provided for in this Section 6.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) Notwithstanding the provisions of this Section 6.10, no Holder shall be required to contribute any amount in excess of the net proceeds received by it from the sale of Registrable Securities, less the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (g)  The obligations of the Company and Holders under this
Section 6.10 shall survive the completion of any offering of Registrable Securities in a Rregistration Statement under this Section 6, and otherwise.

          6.11 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities of such Holder; provided: (A) the Company is, within five (5) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

          6.12 "MARKET STAND-OFF" AGREEMENT. Spherion hereby agrees that it will not, without the prior written consent of the Company, during the period commencing on the effective date of any registration statement covering Registrable Securities and ending on the date specified by the Company and an underwriter of Common Stock (such period not to exceed ninety (90) days, unless the underwriter of Common Stock requests one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by Spherion or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except Common Stock included in such registration; PROVIDED that the foregoing shall only apply if the underwriter has required that all officers, directors and affiliates (as defined in the Exchange Act) of the Company agree to such restrictions; and PROVIDED FURTHER, that the restrictions contained in this Section 6.12 shall not apply to any Registration Statement (including, but not limited to, a Form S-3 Registration Statement) covering Registrable Securities pursuant to Section 6.3 or Section 6.4 hereof.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of Spherion until the end of such period.

     7.   ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SECURITIES.

     The following adjustments apply to the Exercise Price of the Warrants with respect to the Shares and the number of Shares purchasable upon exercise of the Warrants.

          7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          7.2 ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full number by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Shares underlying the Warrants immediately prior to any such events, at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

          7.4  [Intentionally Ommited]

          7.5 DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, to exercise such Warrants prior to the record date for such dividend so that upon the exercise of such Warrants, the Holders will be entitled to receive the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value.

          7.6 SUBSCRIPTION RIGHTS FOR SHARES OF COMMON STOCK OR OTHER SECURITIES. In the case that the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

          7.7 ISSUANCE OF SECURITIES BELOW FAIR MARKET VALUE. The Company shall not issue any of its securities below their fair market value without the prior written consent of Spherion, which consent may be withheld at the sole discretion of Spherion, other than (I) securities issued upon the exercise of warrants, options or other convertible securities outstanding on the date hereof or (II) securities issued upon the exercise of warrants, options or other convertible securities granted by the Company after the date hereof, so long as the purchase, or exercise, price of the securities underlying such warrants or options on the date of grant was equal to or greater than the fair market of such underlying securities on such date.

     8.   EXTRAORDINARY CORPORATE EVENTS. If there shall occur:

          (a) A merger, reorganization, recapitalization, sale of assets (other than in the ordinary course of business consistent with past practices) involving the Company; or

          (b) Any single transaction or series or related transactions in which the shareholders of the Company immediately prior to such transaction do not own at least a majority of the outstanding shares of capital stock following such transaction; AND

          (c) (I) A definitive agreement for such a transaction is entered into by the Company on or before December 31, 2000 and (II) the transactions contemplated thereby are ultimately consummated prior to Spherion ever advancing any Loans (as such term is defined in the Revolving Credit Agreement) to the Company,

THEN, and in any such event, Spherion will forfeit and return to the Company, Warrants for the purchase of 3,000,000 of the 3,500,000 Shares issued pursuant to this Agreement.

     9.   EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

          Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10.  ELIMINATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

     11.  RESERVATION AND LISTING OF SECURITIES.

     The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on the Nasdaq National Market.

     12.  NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

               (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

               (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

               (c) a voluntary dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, unless (a) Spherion shall then have a designated member serving on the Board of Directors of the Company or (b) the Company has reported any of said events on the reports filed under the Exchange Act, the Company shall give written notice to the Holder or Holders of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13. NOTICES. Any notice required to be given hereunder shall be deemed to have been given if in writing, and sent by facsimile transmission (with a confirmatory copy sent by overnight courier), by courier service (with proof of service) or hand delivery, addressed as follows:

               (a)  If to Spherion:

                    Spherion Corporation
                    2050 Spectrum Boulevard
                    Fort Lauderdale, Florida  33309
                    Attention: Lisa Iglesias
                      General Counsel
                    Telephone: (954) - 938-7600
                    Facsimile: (954) - 938-7780

               With copies to (which copy shall not constitute notice):

                    Baker & McKenzie
                    1200 Brickell Avenue
                    Miami, Florida 33131
                    Attention: Andrew Hulsh
                    Telephone: (305) 789-8900
                    Facsimile: (305) 789-8953

               (b)  If to the Company:

                    Worldwide Xceed Group, Inc.
                    233 Broadway
                    New York, New York 10279
                    Attention:  Chief Legal Officer
                    Telephone:  (312) 360-6587
                    Facsimile:  (312) 360-6575

               with a copy to (which copy shall not constitute notice):

                    Katten Muchin Zavis
                    525 West Monroe
                    Chicago, Illinois 60661
                    Attention: Linda Wight, Esq.
                    Telephone: (312) 902-5563
                    Facsimile: (312) 577-4499

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

     14.  SUPPLEMENTS AND AMENDMENTS.

     The Company and Spherion may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrants and/or Warrant Securities in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Spherion may deem necessary or desirable and which the Company and Spherion deem not to adversely affect the interests of the Holders of Warrant Certificates.

     15.  SUCCESSORS.

     All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     16.  GOVERNING LAW.

     This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

     17.  BENEFITS OF THIS AGREEMENT.

     Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Spherion and any other registered Holder or Holders of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Spherion and any other Holder or Holders of the Warrant Certificates or Warrant Securities.

     18.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the date first above written.

Attest:                                  WORLDWIDE XCEED GROUP, INC.


/s/  Richard Dennerline                  By: /s/ Douglas C. Laux
---------------------------------            ----------------------------------
Secretary                                Name:   Douglas C. Laux
                                         Title:  Chief Financial Officer


Attest:                                  SPHERION CORPORATION


/s/ Lisa Iglesias                        By: /s/ Roy G. Krause
---------------------------------            ----------------------------------
Secretary                                Name:   Roy Krause
                                         Title:  CFO

                                    EXHIBIT A


     1. DEFINED TERMS. The following capitalized terms, when used in this Agreement without definition, shall have the meanings set forth in the Sections of this Agreement indicated below:


DEFINED TERM                                            SECTION REFERENCE
------------                                            -----------------
Act                                                     Section 4
Commission                                              Section 6.4
Common Stock                                            First Whereas Clause
Company                                                 Preamble
Exchange Act                                            Section 6.5(d)
Exercise Price                                          Section 5.2
Extraordinary Corporate Event                           Section 8
Holder(s)                                               Section 3
Notice                                                  Section 6.3
Piggyback Registration                                  Section 6.3
Registrable Security (ies)                              Section 6.2
Registration Statement                                  Section 6.3
Requesting Holder                                       Section 6.3
Revolving Credit Agreement                              Second Whereas Clause
S-3 Registration Request                                Section 6.4
Securities Act                                          Section 6.1
Shares                                                  First Whereas Clause
Spherion                                                Preamble
Warrant Certificates                                    Section 2
Warrant Exercise Term                                   Section 1
Warrant Securities                                      Section 4
Warrants                                                First Whereas Clause

                                    EXHIBIT B


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICALBE STATE SECURITIES LAWS IS AVAILABLE.


                EXERCISABLE COMMENCING NOVEMBER 15, 2000, THROUGH
                   5:00 P.M., NEW YORK TIME, NOVEMBER 15, 2005

NO.  W-1                                                      3,500,000 WARRANTS


                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that Spherion Corporation, a Delaware corporation, or its registered assigns, is the registered holder of Warrants to purchase, at any time from November 15, 2000 until 5:00 P.M. New York City time on November 15, 2005 ("EXPIRATION DATE"), up to 3,500,000 fully-paid and non-assessable shares of common stock, $0.01 par value ("COMMON STOCK"), of Worldwide Xceed Group, Inc., a Delaware corporation (the "COMPANY"), at the initial exercise price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $1.6875 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of November 15, 2000 between the Company and Spherion Corporation (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, by certified or official bank check in New York Clearing House funds payable to the order of the Company, or by wire transfer to an account designated in writing by the Company, or by any combination of the foregoing.

     No Warrant may be exercised after 5:00 P.M, New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated: November 15, 2000                   WORLDWIDE XCEED GROUP, INC.


                                           By: /s/ Douglas C. Laux
                                               ------------------------------
                                           Name:    Douglas C. Laux
                                           Title:   Chief Financial Officer

Attest:

/s/ Richard Dennerline
----------------------------------

                          FORM OF ELECTION TO PURCHASE


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common Stock and herewith tenders in payment for such securities a wire transfer, cash or a certified or official bank check payable in New York Clearing House Funds to the order of Worldwide Xceed Group, Inc. in the amount of $____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _____________________________, whose address is _______________________________________________, and that such
Certificate be delivered to ____________________________________________, whose address is ___________________________________________________________________.



Dated:                               Signature: _______________________________
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)




                    -----------------------------------------


                    -----------------------------------------
                        (Insert Social Security or Other
                          Identifying Number of Holder)

                               FORM OF ASSIGNMENT

             (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
                 DESIRES TO TRANSFER THE WARRANT CERTIFICATE.)



     FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto ____________________________________________(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________________________________________, Attorney,
to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

                                Signature: ____________________________________
                                (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)



----------------------------------------


----------------------------------------
 (Insert Social Security or Other
      Identifying Number of Assignee)